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                                                                   EXHIBIT 10.25

                  AMENDMENT AND RENEWAL OF SEVERANCE AGREEMENT


     THIS AMENDMENT AND RENEWAL OF SEVERANCE AGREEMENT between Hancock Fabrics, Inc., a Delaware corporation (the "Corporation"), and Morris O. Jarvis (the "Executive"), dated as of the 14th day of March, 1996.

                             W I T N E S S E T H :

     WHEREAS, the Corporation has entered into a Severance Agreement with the Executive dated May 4, 1987 which has subsequently been amended (as so amended, the "Severance Agreement"); and

     WHEREAS, the Severance Agreement will expire on May 4, 1996; and

     WHEREAS, the Corporation, for the reasons recited in the Severance Agreement, wishes to renew the Severance Agreement; and

     WHEREAS, the Corporation and the Executive desire to amend the Severance Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and contained in the Severance Agreement, it is hereby agreed by and between the Corporation and the Executive as follows:

     1. Section 3 of the Severance Agreement is hereby amended to read as follows:


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                  3. Change of Control Period.  The "Change
                  of Control Period" is the period
                  commencing on the date of this Agreement and ending on the earlier to occur of (i) May 4, 1999, or (ii) the first day of the month coinciding with or next following the Executive's 65th birthday. The expiration of the Change of Control Period shall not limit the Corporation's obligation to provide, or the Executive's right to collect, payments and benefits pursuant to Section 5 and Section 10 hereof.

     2. Sections 5(a)(III) and 5(b)(III) of the Severance Agreement are hereby amended by deleting the words "Section 4.1 of the SERP" and substituting therefor the words "Section 4.1(i) of the SERP."

     3. Except as so amended, the Severance Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Executive has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Corporation has caused these presents to be executed in its name on its behalf, and its corporate seal to be hereunto affixed, all as of the day and the year first above written.



                                                  -----------------------------
                                                  "Executive"

                                                  HANCOCK FABRICS, INC.


                                                  By:
                                                     --------------------------
                                                     Its
                                                        -----------------------

(Seal)





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